UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23165

CION Ares Diversified Credit Fund
(Exact name of registrant as specified in charter)

3 Park Avenue, 36th Floor New York, NY		10016
(Address of principal executive offices)		(Zip code)

Eric Pinero 3 Park Avenue, 36th Floor New York, NY 10016
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2017

ITEM 1.   SCHEDULE OF INVESTMENTS.

CION Ares Diversified Credit Fund

Schedule of Investments

July 31, 2017 (Unaudited)

	Principal Amount	Value (a)
Senior Loans 42.1% (b)
Aerospace and Defense 1.2%
Sequa Mezzanine Holdings LLC, Initial 1st Lien Loan, 6.81%, 11/26/2021	$70,000	$70,525
Sequa Mezzanine Holdings LLC, Initial 2nd Lien Loan, 10.31%, 04/28/2022	29,830	30,427
		100,952
Banking, Finance, Insurance & Real Estate 3.1%
A.U.L. Corp., 1st Lien Revolver, 6.00%, 06/05/2023 (c)	1,000	(20)
A.U.L. Corp., 1st Lien Term Loan, 6.25%, 06/05/2023	50,000	49,000
Asurion, LLC, 1st Lien Term Loan B-5, L+ 3.00%, 11/03/2023 (d)	139,118	140,161
Asurion, LLC, 2nd Lien Term Loan B-2, L+ 6.00%, 07/14/2025 (d)	56,660	58,059
		247,200
Beverage, Food and Tobacco 1.9%
Jim N Nicks Management LLC, 1st Lien Revolver, 6.55%, 07/10/2023 (c)	1,000	228
Jim N Nicks Management LLC, 1st Lien Term Loan, 6.55%, 07/10/2023	50,000	48,875
Nomad Foods Europe Midco, Ltd., 1st Lien USD Term Loan B-2, 3.98%, 05/15/2024	100,000	100,750
		149,853
Consumer Goods: Non-Durable 2.5%
MND Holdings III Corporation, 1st Lien Term Loan, 5.50%, 06/19/2024	200,000	203,000

Containers, Packaging & Glass 0.4%
Charter NEX US, Inc., 1st Lien Term Loan, 4.48%, 05/16/2024	29,400	29,519

Energy: Oil & Gas 2.2%
Associated Asphalt Partners, LLC, 1st Lien Term Loan B, 6.48%, 04/05/2024	21,000	21,000
BCP Raptor, LLC, 1st Lien Term Loan B, 5.51%, 06/24/2024	55,000	55,206
Brand Energy and Infrastructure Services, Inc., 1st Lien Term Loan, 5.50%, 06/21/2024	99,800	100,549
		176,755
Healthcare & Pharmaceuticals 10.1%
DJO Finance, LLC, Initial 1st Lien Term Loan, 4.48%, 06/08/2020	199,491	198,619
Emerus Holdings, Inc., 1st Lien Term Loan, 5.74%, 09/01/2021	10,825	9,526
Heartland Dental Care, LLC, Second Lien Term Loan, L+ 8.50%, 08/01/2024 (d)	250,000	252,500
Immucor, Inc., Extended 1st Lien Term Loan B, 6.24%, 06/15/2021	200,000	202,584
JDC Healthcare Management, LLC, 1st Lien Term Loan, 7.47%, 04/10/2023	109,239	109,239
TerSera Therapeutics LLC, 1st Lien Term Loan, 6.55%, 03/30/2023	49,875	49,127
		821,595
High Tech Industries 6.2%
Almonde, Inc., USD 1st Lien Term Loan, 4.74%, 06/13/2024	25,000	25,195
Almonde, Inc., USD 2nd Lien Term Loan, 8.46%, 06/13/2025	25,000	25,651
IQMS, Inc., 1st Lien Last Out Term Loan, 9.48%, 03/28/2022	250,000	250,000
MA FinanceCo., LLC, 1st Lien USD Term Loan B3, 3.98%, 04/29/2024	12,898	12,902
Professional Datasolutions, Inc., 1st Lien Term Loan, 6.73%, 05/20/2022	56,384	55,820
Seattle SpinCo, Inc., 1st Lien Term Loan B3, 4.03%, 06/21/2024	87,102	87,129
Storm US Holdco, Inc., 1st Lien Term Loan, 6.67%, 05/05/2023	50,000	49,125
		505,822
Hotel, Gaming & Leisure 3.1%
SFE Acquisition LLC, 1st Lien Revolver, 6.00%, 07/31/2022 (c)	1,000	(5)
SFE Acquisition LLC, 1st Lien Term Loan, 6.31%, 07/31/2023	250,000	248,750
		248,745
Media: Broadcasting & Subscription 2.5%
WideOpenWest Finance, LLC, 1st Lien Term Loan B, 4.48%, 08/18/2023	205,856	205,823

Senior Loans (b) (continued) —
Media: Diversified & Production 0.3%
Equinox Holdings, Inc., 2nd Lien Term Loan, 8.23%, 09/08/2024	$26,852	$27,322

Metals & Mining 0.9%
Murray Energy Holdings Co., 1st Lien Term Loan B-2, 8.55%, 04/16/2020	74,801	72,651

Printing and Publishing 2.5%
Dex Media, Inc., Closing Date 1st Lien Loan, 11.23%, 07/29/2021	200,000	206,000

Technology 0.3%
Hyland Software, Inc., 1st Lien Term Loan, 4.48%, 07/01/2022	16,741	16,929
Hyland Software, Inc., 2nd Lien Term Loan, 8.23%, 07/07/2025	3,728	3,784
		20,713
Transportation: Consumer 2.4%
Air Medical Group Holdings, Inc., 1st Lien Term Loan B1, 5.00%, 04/28/2022	99,673	98,988
Air Medical Group Holdings, Inc., Initial 1st Lien Term Loan, 4.48%, 04/28/2022	99,746	97,626
		196,614
Utilities: Electric 2.5%
Calpine Corporation, 1st Lien Term Loan B5, L+ 2.75%, 01/15/2024 (d)	200,000	200,668
Total Senior Loans (Cost: $3,370,038)		3,413,232

Corporate Bonds 6.3%
Energy: Oil & Gas 0.7%
California Resources Corporation, 144A, 8.00%, 12/15/2022	50,000	31,875
Denbury Resources, Inc., 144A, 5.50%, 05/01/2022	50,000	27,125
		59,000
Healthcare & Pharmaceuticals 1.3%
Hill-Rom Holdings, Inc., 144A, 5.00%, 02/15/2025	100,000	102,750

High Tech Industries 0.7%
Veritas US, Inc., 144A, 10.50%, 02/01/2024	50,000	55,375

Media: Broadcasting & Subscription 1.2%
Sinclair Broadcast Group, Inc., 144A, 5.13%, 02/15/2027	100,000	99,000

Media: Diversified & Production 0.2%
Six Flags Entertainment Corporation, 144A, 4.88%, 07/31/2024	14,000	14,245

Metals & Mining 0.2%
Murray Energy Holdings Co., 144A, 11.25%, 04/15/2021	25,000	18,980

Services: Business 2.0%
Nielsen Co Luxembourg SARL, 144A, (Luxembourg), 5.00%, 02/01/2025	100,000	103,250
Sabre GLBL, Inc., 144A, 5.25%, 11/15/2023	56,000	58,240
		161,490
Total Corporate Bonds (Cost: $513,660)		510,840

Collateralized Loan Obligations 18.7% (f)
Collateralized Loan Obligations — Debt 13.6%
AMMC CLO XIV, Ltd., (Cayman Islands), 8.66%, 07/25/2029 (e)	250,000	249,992
Carlyle US CLO 2016-4, Ltd., (Cayman Islands), 8.21%, 10/20/2027 (e)	250,000	254,468
THL Credit Wind River 2016-2 CLO, Ltd., (Cayman Islands), 7.65%, 11/01/2028 (e)	250,000	250,840
Venture XXIV CLO, Ltd., (Cayman Islands), 8.03%, 10/20/2028 (e)	100,000	100,254
Voya CLO 2017-3, Ltd., (Cayman Islands), 7.52%, 07/20/2030 (e)	250,000	246,485
		1,102,039
Collateralized Loan Obligations — Equity 5.1%
Carlyle US CLO 2017-3, Ltd., (Cayman Islands), 07/20/2029 (g)	250,000	225,000
Eastland Investors Corporation CLO, 01/05/2022	100	44,402

Collateralized Loan Obligations (f) (continued) —
Race Point VIII CLO, Ltd., (Cayman Islands), 02/20/2030	$250,000	$148,025
		417,427
Total Collateralized Loan Obligations (Cost: $1,515,588)		1,519,466

Private Asset-Backed Debt 0.4%
Banking, Finance, Insurance & Real Estate 0.4%
Avant Warehouse Trust II, Class B Credit Facility, 9.75%, 04/07/2021 (c)	150,000	30,030

Total Investments - 67.5% (Cost: $5,428,280)		$5,473,568
Other Assets Less Liabilities - 32.5%		2,640,453
Net Assets - 100.0%		$8,114,021

Footnotes:

(a)        Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates.  All investments are in United States enterprises unless otherwise noted.

(b)        Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule.  Stated interest rates in this schedule represents the “all-in” rate as of July 31, 2017.

(c)         Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(d)        This position or a portion of this position represents an unsettled loan purchase.  The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)         Variable rate coupon rate shown as of July 31, 2017.

(f)          Collateralized Loan Obligations are all issued as 144A securities.

(g)         When-Issued or delayed delivery security based on typical market settlement convention for such security.

As of July 31, 2017, the aggregate cost of securities for Federal income tax purposes was $5,436,893.

Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$62,014
Gross unrealized depreciation	(25,339)
Net unrealized appreciation	$36,675

Abbreviations:

 144A   Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

 CLO       Collateralized Loan Obligation

CION Ares Diversified Credit Fund

Notes to Schedule of Investments

July 31, 2017 (Unaudited)

(1) Organization

CION Ares Diversified Credit Fund (the “Fund’’) is a diversified, closed-end investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an “interval fund” and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the “Adviser’’) serves as the investment adviser to the Fund and was registered as an investment Adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management LLC (“Ares”) and CION Investment Group, LLC (“CION”) and is controlled by Ares. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio.

Investment Objective and Policies

The Fund’s investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements (“unfunded loan commitments”). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of July 31, 2017, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded loan commitments, which total $122,720.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Investment Transactions

Investment transactions are accounted for on the trade date. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with the Fund’s valuation policy (the “Valuation Policy”).  The Valuation Policy is reviewed and approved at least annually by the Fund’s board of trustees (the “Board”).  The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (Continued)

July 31, 2017 (Unaudited)

at least once during a trailing 12-month period (with certain de minimis exceptions) in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

See Note 3 for more information on the Fund’s valuation process.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchical disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchical disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (Continued)

July 31, 2017 (Unaudited)

liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•                  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•                  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•                  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with its valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The investments classified as Level 3 (other than as described below in the following paragraphs) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (Continued)

July 31, 2017 (Unaudited)

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of July 31, 2017, in valuing the Fund’s investments carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Senior Loans	$—	$2,268,456	$1,144,776	$3,413,232
Corporate Bonds	—	510,840	—	510,840
Collateralized Loan Obligations	—	—	1,519,466	1,519,466
Private Asset-Backed Debt	—	—	30,030	30,030
Total Investments	$—	$2,779,296	$2,694,272	$5,473,568

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period from October 31, 2016 through July 31, 2017:

	Senior Loans	Collateralized Loan Obligations	Private Asset-Backed Debt	Total
Balance as of 10/31/16	$—	$—	$—	$—
Purchases (a)	1,126,025	1,631,150	28,905	2,786,080
Sales (b)	(125)	(115,500)	—	(115,625)
Net realized and unrealized gains	18,149	3,878	1,036	23,063
Accrued discounts/(premiums)	727	(62)	89	754
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 7/31/17	$1,144,776	$1,519,466	$30,030	$2,694,272
Net change in unrealized appreciation/(depreciation) from Investments held as of 7/31/17	18,147	3,878	1,036	23,061

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (Continued)

July 31, 2017 (Unaudited)

Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended July 31, 2017 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of July 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund’s Level 3 securities are outlined in the table below.

Investments in securities	Fair Value	Valuation Technique	Unobservable Inputs	Range
Senior Loans	$890,665	Yield Analysis	Market Yield	6.48%-10.53%
Senior Loans	254,111	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	1,294,466	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	225,000	Other	Recent Transaction Price	$90
Private Asset-Backed Debt	30,030	Yield Analysis	Market Yield	10.25%
Total Level 3 Investments	$2,694,272

ITEM 2. CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective at a reasonable level of assurance based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report on Form N-Q as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (2)	Certification of Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): CION Ares Diversified Credit Fund

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date: September 29, 2017

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date: September 29, 2017